                                                                    EXHIBIT 99.6


DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

/s/ EDDIE J. PUSTIZZI
-----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                        Summary Of Bank, Investment & Petty Cash Accounts         Attachment 1
                                                 Great River Cruise Line, L.L.C.
Summary                                              Case No: 01-10963 (JWV)                        UNAUDITED
Great River Cruise Line, LLC                       For Month Of December, 2002


                               Balances
                           -------------------------------       Receipts &           Bank
                               Opening          Closing          Disbursements        Statements     Account
Account                    As Of 12/01/02   As Of 12/31/02       Included             Included       Reconciled
-------                    --------------   --------------       --------             --------       ----------
Delta Queen Steamer            500.50            0.00            Yes                  No - Not       Yes
Hibernia                                                                              Concentration
Account # - 812-395-270                                                               Account

Delta Queen                      0.00            0.00            No -                 Not A Bank     No
Petty Cash                                                       No Activity          Account

                                   Receipts & Disbursements         Attachment 2
                                Great River Cruise Line, L.L.C.
R&D - Hibernia - DQ Steamer         Case No: 01-10963 (JWV)            UNAUDITED
                                           Hibernia
                                      Delta Queen Steamer
                                    Account # - 812-395-270
                                1 December 02 - 31 December 02

Opening Balance - 1 December 02
                 500.50

Receipts
                -------
                   0.00    Total Receipts

Disbursements

                (500.50)   To Delta Queen Steamboat CO -
                             Hibernia - DQSC Master Cash - Account (812-395-335)





                -------
                (500.50)   Total Disbursements

Closing Balance - 31 December  02
                   0.00

                                       Concentration & Investment Account Statements                   Attachment 3
                                               Great River Cruise Line, L.L.C.
Summary                                            Case No: 01-10963 (JWV)
Great River Cruise Line, LLC                     For Month Of December, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 16-JAN-03 16:50:15
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=22 (DELTA QUEEN)

                                                    PTD-Actual
                                                     31-Dec-02
                                                  ---------------
Revenue

Gross Revenue                                                0.00
Allowances                                                   0.00
                                                  ---------------
Net Revenue                                                  0.00

Operating Expenses

Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                         100.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                         4,370.90
                                                  ---------------
Total Operating Expenses                                 4,470.90

                                                  ---------------
Gross Profit                                            (4,470.90)

SG&A Expenses

Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                  ---------------
Total SG&A Expenses                                          0.00

                                                  ---------------
EBITDA                                                  (4,470.90)

Depreciation                                                 0.00

                                                  ---------------
Operating Income                                        (4,470.90)

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                                   0.00
Reorganization expenses                                      0.00
Other expense                                             (792.82)
                                                  ---------------
Total Other Expense/(Income)                              (792.82)

                                                  ---------------
Net Pretax Income/(Loss)                                (3,678.08)

Income Tax Expense                                           0.00

                                                  ---------------
Net Income/(Loss)                                       (3,678.08)
                                                  ===============

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:02
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: DEC-02

currency USD
Company=22 (DELTA QUEEN)

                                                   YTD-Actual              YTD-Actual
                                                   31-Dec-02                22-Oct-01
                                                --------------            -------------
ASSETS

Cash and Equivalent                                       0.00                64,522.98

Restricted Cash                                           0.00                     0.00

Accounts Receivable                                       0.00                33,451.42

Inventories                                               0.00               270,331.59

Prepaid Expenses                                          0.00                37,922.40

Other Current Assets                                      0.00                14,555.00
                                              ----------------            -------------
Total Current Assets                                      0.00               420,783.39


Fixed Assets                                              0.00            27,296,694.44

Accumulated Depreciation                                  0.00            15,065,339.51)
                                              ----------------            -------------
Net Fixed Assets                                          0.00            12,231,354.93


Net Goodwill                                              0.00                     0.00

Intercompany Due To/From                         (6,394,138.15)           (9,202,583.95)

Net Deferred Financing Fees                               0.00                     0.00

Net Investment in Subsidiaries                            0.00                     0.00
                                              ----------------            -------------
Total Other Assets                               (6,394,138.15)           (9,202,583.95)
                                              ----------------            -------------
Total Assets                                     (6,394,138.15)            3,449,554.37
                                              ================            =============

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:59:02
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: DEC-02

currency USD
Company=22 (DELTA QUEEN)

                                                 YTD-Actual                     YTD-Actual
                                                  31-Dec-02                      22-Oct-01
                                               ---------------                 --------------
LIABILITIES

Accounts Payable                                          0.00                       5,758.93

Accrued Liabilities                                       0.00                     715,443.75

Deposits                                                  0.00                   2,045,629.83
                                              ----------------            -------------------
Total Current Liabilities                                 0.00                   2,766,832.51

Long Term Debt                                            0.00                           0.00

Other Long Term Liabilities                               0.00                           0.00
                                              ----------------            -------------------
Total Liabilities                                         0.00                   2,766,832.51

Liabilities Subject to Compromise                   530,832.95                     490,370.44

OWNER'S EQUITY

Common Stock                                              0.00                           0.00

Add'l Paid In Capital                             3,701,000.00                   3,701,000.00

Current Net Income (Loss)                        (7,539,992.65)                 (2,206,220.03)

Retained Earnings                                (3,085,978.45)                 (1,302,428.55)

                                              ----------------            -------------------
Total Owner's Equity                             (6,924,971.10)                    192,351.42

                                              ----------------            -------------------
Total Liabilities & Equity                       (6,394,138.15)                  3,449,554.37
                                              ================            ===================

Great River Cruise Line, LLC                                   ATTACHMENT 6                                           01-10963 (JWV)
                                                  Summary List of Due To/Due From Accounts
                                                    For the Month Ended December 31, 2002

                                         CASE                BEGINNING                                                ENDING
AFFILIATE NAME                           NUMBER              BALANCE               DEBITS            CREDITS          BALANCE
American Classic Voyages Co.             01-10954            (6,704,338.25)                -                -        (6,704,338.25)
AMCV Cruise Operations, Inc.             01-10967            (9,463,658.43)                -                -        (9,463,658.43)
The Delta Queen Steamboat Co.            01-10970            10,520,537.68            500.50        14,268.90        10,506,769.28
DQSB II, Inc.                            01-10974                  (367.05)                -                -              (367.05)
Great AQ Steamboat, L.L.C.               01-10960               168,013.44                 -                -           168,013.44
Great Pacific NW Cruise Line, L.L.C.     01-10977                 4,812.08                 -                -             4,812.08
Great Ocean Cruise Line, L.L.C.          01-10959               503,950.75                 -                -           503,950.75
Cruise America Travel, Incorporated      01-10966            (1,419,142.24)                -                -        (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C.      01-10964                18,978.71                 -                -            18,978.71
Cape Cod Light, L.L.C.                   01-10962                  (270.05)                -                -              (270.05)
Cape May Light, L.L.C.                   01-10961                33,543.95                 -                -            33,543.95
Project America, Inc.                    N/A                    (11,144.65)                -                -           (11,144.65)
Oceanic Ship Co.                         N/A                       (257.75)                -                -              (257.75)
Great Hawaiian Cruise Line, Inc.         01-10975                   (60.73)                -                -               (60.73)
Great Hawaiian Properties Corporation    01-10971               (41,555.00)                -                -           (41,555.00)
American Hawaii Properties Corporation   01-10976                 9,562.38                 -                -             9,562.38
CAT II, Inc.                             01-10968                 1,025.41                 -                -             1,025.41
                                                      ----------------------------------------------------------------------------
                                                             (6,380,369.75)           500.50        14,268.90        (6,394,138.15)
                                                      ============================================================================

                        Great River Cruise Line, L.L.C.
                                 01-10963 (JWV)



                            Accounts Receivable Aging
                             As of December 31, 2002






                                  Attachment 7

                                 Not Applicable

                         Great River Cruise Line, L.L.C.
                                 01-10963 (JWV)



                             Accounts Payable Detail
                             As of December 31, 2002






                                  Attachment 8

                                 Not Applicable

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The reduction in liabilities subject to compromise was due to a reduction in priority passenger claims. Waivers received by Delaware North Companies were reimbursed from escrowed cash held by The Delta Queen Steamboat Co., an affilated Debtor, as provided for in the Asset Purchase Agreement dated May 13, 2002.